UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 31, 2006

                          Jacobs Financial Group, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                ---------------
                 (State or Other Jurisdiction of Incorporation)


      0-21210                                          84-0922335
-----------------------                   -------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
                               -------------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                             SECTION 8. OTHER EVENTS

Item 8.01. Other Events.
           ------------


In a letter to the holders of its Series A and Series B Preferred Stock dated March 31, 2006, the Registrant has advised such holders that the board of directors has determined not to declare (and to allow to accrue) the first quarterly dividend payable with respect to such Preferred Stock. A copy of the letter is attached as Exhibit 99.1.


                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

(d)  Exhibits:  99.1 Letter of the Registrant dated March 31, 2006, to holders of Series A and Series B Preferred Stock

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 6, 2006                  Jacobs Financial Group, Inc.


                                        By:/s/John M. Jacobs
                                        ___________________________
                                                John M. Jacobs
                                                President

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                Exhibit Description
--------------                -------------------
99.1                          Letter of the Registrant dated March 31, 2006, to
                              holders of Series A and Series B Preferred Stock